UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-21949

DWS High Income Opportunities Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2012

ITEM 1.	REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2012 Annual Report to Stockholders

DWS High Income Opportunities Fund, Inc. Ticker Symbol: DHG

Contents
3 Portfolio Management Review
8 Performance Summary
10 Investment Portfolio
27 Statement of Assets and Liabilities
28 Statement of Operations
29 Statement of Cash Flows
30 Statement of Changes in Net Assets
31 Financial Highlights
33 Notes to Financial Statements
44 Report of Independent Registered Public Accounting Firm
45 Tax Information
45 Other Information
46 Stockholder Meeting Results
47 Dividend Reinvestment and Cash Purchase Plan
50 Investment Management Agreement Approval
55 Board Members and Officers
60 Additional Information

The fund seeks high current income with a secondary objective of total return.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Please refer to pages 8 through 9 for more complete performance information.

On a net asset value (NAV) basis, the fund's total return for the 12-month period ended September 30, 2012 was 25.73%. On a market price basis, the return for the same period was 33.41%. The fund's NAV per share as of September 30, 2012 was $16.03, compared with $13.92 as of September 30, 2011. The fund outperformed the 17.92% return of its benchmark, the Credit Suisse High Yield Index, based on both its net asset value return and its market price return.

We focus on cash flow and total return analysis, and diversification among countries, sectors, industries and individual issuers and maturities. We use an active process that emphasizes relative value in a global environment, managing on a total return basis and using intensive research to identify stable-to-improving credit situations that may provide yield compensation for the risk of investing in junk bonds. The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and to consider macro trends in the economy.

The fund maintained a leverage position throughout the period. At the close of the period, the portfolio was 29.2% leveraged, representing an outstanding loan amount of $114 million. The fund leverages through a secured line of credit and then invests the proceeds in longer-term securities. Low interest rates are beneficial to this strategy by providing the fund with a low cost of funds. Conversely, if interest rates rise or if bond prices fall, a leverage position could be disadvantageous to the fund. There is no assurance that the fund's leverage strategy will be successful.

Despite the headwinds represented by slowing global growth and persistent negative headlines out of Europe, high-yield bonds produced a robust return during the past year and exceeded the 5.16% return of the investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index.

High-yield bonds continued to benefit from strong investor demand at a time of extremely low yields on government bonds and other lower-risk investments. While events in Europe caused periodic bouts of elevated investor risk aversion, the backdrop was favorable enough to encourage investors to take on more risk in order to pick up extra yield. U.S. economic data exhibited a gradual improvement, and the U.S. Federal Reserve Board's (the Fed's) policy — highlighted by its September 2012 decision to begin a new round of its stimulative quantitative easing policy — was highly supportive. Overseas, the newsflow out of Europe improved due to the European Central Bank's efforts to contain the region's crisis through a series of aggressive policy responses. Investors were also encouraged by the improving fundamentals of the high-yield asset class, as seen in the trailing 12-month dollar-weighted speculative-grade default rate of 1.57% (which is very low by historical measures). High-yield companies are also exhibiting rising cash balances, reduced leverage and the ability to refinance existing debt at more attractive rates. Taken together, these factors created a nearly ideal backdrop for the high-yield market during the past year.

Positive Contributors to Fund Performance

The fund's overweight in the junior bonds of the packaging company Reynolds Group, which had detracted from performance in the prior year following the issuer's leveraged buyout of competitor Graham Packaging, assisted performance as the company's cash flow generally beat expectations and it refinanced higher-cost debt at lower costs and extended maturities. The fund's overweight position in the secured bonds of the specialty chemical producer Hexion also contributed to performance, as the issuer successfully refinanced and extended a term loan maturing in 2013. Our overweight in the junior part of the capital structure of the satellite provider Intelsat, which had detracted from performance in the prior fund year, assisted performance during the past year. The company filed for a potential initial public offering, which, together with strong investor risk appetites, may allow for an early partial refinancing of these bonds. The fund's decision not to invest in the debt of Petroplus, a European refining company and a significant holding in the benchmark index,, benefitted returns as the company's results weakened materially and lenders froze its credit lines. Petroplus subsequently filed for bankruptcy.

Negative Contributors to Fund Performance

Among individual securities, our largest detractor was an underweight in the electronic payment processor First Data Corp. This underweight detracted from relative performance as the company beat consensus cash flow expectations earlier in the fund year. In addition, strong investor risk appetites fueled demand for lower-rated, higher-risk bonds, such as those issued by First Data Corp. Underweight positions in the bonds of Chrysler and the natural gas producer Range Resources also detracted from performance.

Outlook and Positioning

We maintain a cautiously optimistic outlook on high-yield bonds. We continue to favor the single-B credit tier, where we remain overweight vs. the benchmark. At the same time, we remain underweight in bonds rated double-B. This isn't a top-down decision, but rather a function of our having found a greater number of attractive value opportunities in the single-B segment.

"We remain true to our rigorous bottom-up credit research and security selection processes."

At the end of September, the yield advantage — or "spread" — of high-yield bonds relative to comparable Treasuries was 5.92 percentage points, 2.19 percentage points lower than it was one year ago. At this level, the yield spread is not meaningfully below the long-run average, and it continues to price in a higher default rate than we expect to materialize over the near term. In addition, the 6.57% yield-to-worst of our benchmark index as of September 30, 2012 is far less generous than in recent periods, yet we continue to believe the asset class offers investors a reasonable trade-off of risk and return via the combination of its current spread and a low default rate. In combination, these factors form the basis for our favorable outlook on high-yield bonds.

Having said this, we expect that market volatility could reassert itself given that global central banks' efforts can't fully displace the need for longer-term fiscal adjustments. In this context, we remain true to our rigorous bottom-up credit research and security selection processes, given that individual defaults stand to have an amplified impact on performance.

Portfolio Manager

Gary Russell, CFA, Managing Director

Lead Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Credit Suisse High Yield Index tracks the performance of the global high-yield market.

The Barclays U.S. Aggregate Bond Index tracks the performance of the broad U.S. investment-grade, fixed-rate bond market, including both government and corporate bonds.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The trailing 12-month dollar-weighted speculative-grade default rate as reported by Moody's. This figure calculates the dollar value of defaults divided by the total value of the rated high-yield bond market. The ratings of Moody's Investors Service, Inc. (Moody's) represent the company's opinions as to the quality of the securities it rates. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

Yield-to-worst is the lowest potential yield that can be received on a bond without the issuer defaulting.

Performance Summary September 30, 2012 (Unaudited)

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 9/30/12
DWS High Income Opportunities Fund, Inc.	1-Year	3-Year	5-Year	Life of Fund*
Based on Net Asset Value(a)	25.73%	15.08%	-5.01%	-4.33%
Based on Market Price(a)	33.41%	22.64%	-1.67%	-5.14%
Credit Suisse High Yield Index(b)	17.92%	12.55%	8.62%	8.25%
Morningstar Closed-End High Yield Bond Funds Category(c)	22.57%	14.79%	3.98%	7.28%

* The Fund commenced operations on November 22, 2006. The performance shown for the index and the Morningstar Category is for the time period of November 30, 2006 through September 30, 2012, which is based on the performance period of the life of the Fund.

On November 5, 2010, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as DWS Dreman Value Income Edge Fund, Inc. and its investment objective was to seek to achieve a high level of total return. Performance prior to November 5, 2010 should not be considered representative of the present Fund.

Net Asset Value and Market Price
	As of 9/30/12	As of 9/30/11
Net Asset Value	$16.03	$13.92
Market Price	$15.97	$13.07

Prices and net asset value fluctuate and are not guaranteed.
Distribution Information
Twelve Months as of 9/30/12: Income Dividends	$1.33
September Income Dividend	$.10
Current Annualized Distribution Rate (Based on Net Asset Value) as of 9/30/12†	7.49%
Current Annualized Distribution Rate (Based on Market Price) as of 9/30/12†	7.51%

† Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on September 30, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.

Morningstar Rankings — Closed-End High Yield Bond Funds Category as of 9/30/12
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	8	of	38	19
3-Year	24	of	36	66
5-Year	31	of	36	85

On November 5, 2010, the Fund adopted its current name and investment policies. The table below reflects Morningstar rankings from this point forward.
as of 9/30/12
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	8	of	38	19
Since November 30, 2010	10	of	37	25

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

(b) Credit Suisse High Yield Index is an unmanaged, unleveraged trader-priced portfolio constructed to mirror the global high-yield debt market.

(c) Morningstar's Closed-End High Yield Bond Funds category represents portfolios that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. These portfolios primarily invest in U.S. high-income debt securities, where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Morningstar category.

Investment Portfolio as of September 30, 2012
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 125.3%
Consumer Discretionary 28.1%
AMC Networks, Inc., 7.75%, 7/15/2021		165,000	186,450
AutoNation, Inc., 6.75%, 4/15/2018		270,000	303,413
Avis Budget Car Rental LLC, 8.25%, 1/15/2019		700,000	762,125
Block Communications, Inc., 144A, 7.25%, 2/1/2020		715,000	759,687
Cablevision Systems Corp., 7.75%, 4/15/2018		7,250,000	8,029,375
Caesar's Entertainment Operating Co., Inc.:
144A, 8.5%, 2/15/2020		695,000	695,000
10.0%, 12/15/2018		970,000	635,350
11.25%, 6/1/2017		3,900,000	4,192,500
Carlson Wagonlit BV, 144A, 6.875%, 6/15/2019		400,000	420,000
CCO Holdings LLC:
5.25%, 9/30/2022		2,645,000	2,658,225
6.625%, 1/31/2022		840,000	917,700
7.0%, 1/15/2019		235,000	254,388
7.25%, 10/30/2017		1,110,000	1,209,900
7.375%, 6/1/2020		100,000	111,625
7.875%, 4/30/2018		6,300,000	6,819,750
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		3,385,000	3,613,487
Chester Downs & Marina LLC, 144A, 9.25%, 2/1/2020		130,000	130,650
Clear Channel Communications, Inc., 9.0%, 3/1/2021		135,000	120,150
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.625%, 3/15/2020		105,000	100,800
Series B, 7.625%, 3/15/2020		1,065,000	1,038,375
Crown Media Holdings, Inc., 10.5%, 7/15/2019		275,000	308,000
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		245,000	238,263
DineEquity, Inc., 9.5%, 10/30/2018		1,115,000	1,257,162
DISH DBS Corp.:
6.75%, 6/1/2021		145,000	158,050
7.125%, 2/1/2016		2,500,000	2,762,500
Harron Communications LP, 144A, 9.125%, 4/1/2020		520,000	561,600
Hertz Corp.:
6.75%, 4/15/2019		45,000	47,475
144A, 6.75%, 4/15/2019		405,000	427,275
7.5%, 10/15/2018		6,000,000	6,480,000
Levi Strauss & Co., 7.625%, 5/15/2020		825,000	891,000
Libbey Glass, Inc., 144A, 6.875%, 5/15/2020		240,000	258,000
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		505,000	561,813
Mediacom Broadband LLC, 144A, 6.375%, 4/1/2023		800,000	800,000
Mediacom LLC, 7.25%, 2/15/2022		200,000	214,500
MGM Resorts International:
144A, 6.75%, 10/1/2020		160,000	160,000
7.5%, 6/1/2016		550,000	588,500
7.625%, 1/15/2017		385,000	408,100
144A, 8.625%, 2/1/2019		1,585,000	1,727,650
10.0%, 11/1/2016		445,000	509,525
National CineMedia LLC:
144A, 6.0%, 4/15/2022		400,000	422,000
7.875%, 7/15/2021		465,000	506,850
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		390,000	412,425
Penske Automotive Group, Inc., 144A, 5.75%, 10/1/2022		570,000	584,250
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		670,000	743,700
Regal Entertainment Group, 9.125%, 8/15/2018		350,000	391,125
Sirius XM Radio, Inc.:
144A, 5.25%, 8/15/2022		190,000	189,050
144A, 8.75%, 4/1/2015		1,015,000	1,154,562
Sonic Automotive, Inc., 144A, 7.0%, 7/15/2022		195,000	208,650
Sotheby's, 144A, 5.25%, 10/1/2022		370,000	373,700
Starz LLC, 144A, 5.0%, 9/15/2019		190,000	194,275
Stoneridge, Inc., 144A, 9.5%, 10/15/2017		5,100,000	5,508,000
UCI International, Inc., 8.625%, 2/15/2019		235,000	233,825
Unitymedia Hessen GmbH & Co., KG:
144A, 7.5%, 3/15/2019		825,000	905,437
144A, 8.125%, 12/1/2017		1,830,000	1,967,250
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	1,595,000	2,259,744
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		110,000	113,300
144A, 8.5%, 5/15/2021		135,000	137,025
UPC Holding BV:
144A, 8.375%, 8/15/2020	EUR	580,000	804,165
144A, 9.75%, 4/15/2018	EUR	795,000	1,094,660
Visant Corp., 10.0%, 10/1/2017		1,220,000	1,207,800
Visteon Corp., 6.75%, 4/15/2019		820,000	861,000
Wolverine World Wide, Inc., 144A, 6.125%, 10/15/2020 (b)		505,000	520,150
XM Satellite Radio, Inc., 144A, 7.625%, 11/1/2018		3,000,000	3,315,000
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		320,000	345,600
			75,771,906
Consumer Staples 2.7%
Alliance One International, Inc., 10.0%, 7/15/2016		500,000	517,500
B&G Foods, Inc., 7.625%, 1/15/2018		110,000	118,800
Constellation Brands, Inc., 6.0%, 5/1/2022		180,000	204,750
Darling International, Inc., 8.5%, 12/15/2018		785,000	893,919
Del Monte Corp., 7.625%, 2/15/2019		810,000	833,287
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020		295,000	294,263
NBTY, Inc., 9.0%, 10/1/2018		1,540,000	1,713,250
Pilgrim's Pride Corp., 7.875%, 12/15/2018		265,000	252,413
Smithfield Foods, Inc., 6.625%, 8/15/2022		475,000	492,812
Tops Holding Corp., 10.125%, 10/15/2015		1,195,000	1,259,231
TreeHouse Foods, Inc., 7.75%, 3/1/2018		225,000	245,813
U.S. Foods, Inc., 144A, 8.5%, 6/30/2019		385,000	401,362
			7,227,400
Energy 12.0%
Access Midstream Partners LP, 6.125%, 7/15/2022		615,000	650,363
Alpha Natural Resources, Inc., 6.0%, 6/1/2019		655,000	546,925
Arch Coal, Inc.:
7.0%, 6/15/2019		220,000	184,800
7.25%, 6/15/2021		350,000	292,250
BreitBurn Energy Partners LP, 144A, 7.875%, 4/15/2022		370,000	382,950
Bristow Group, Inc., 6.25%, 10/15/2022 (b)		305,000	312,244
Chaparral Energy, Inc., 9.875%, 10/1/2020		3,975,000	4,491,750
Chesapeake Energy Corp.:
6.125%, 2/15/2021		450,000	453,375
6.875%, 11/15/2020		395,000	416,725
Chesapeake Oilfield Operating LLC, 144A, 6.625%, 11/15/2019		400,000	384,000
Cimarex Energy Co., 5.875%, 5/1/2022		390,000	411,450
CONSOL Energy, Inc.:
6.375%, 3/1/2021		170,000	165,325
8.0%, 4/1/2017		805,000	841,225
Continental Resources, Inc., 144A, 5.0%, 9/15/2022		330,000	344,850
Crestwood Midstream Partners LP, 7.75%, 4/1/2019		1,155,000	1,172,325
Crosstex Energy LP, 144A, 7.125%, 6/1/2022		195,000	194,025
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		780,000	819,000
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		510,000	501,075
EP Energy LLC:
144A, 6.875%, 5/1/2019		635,000	679,450
144A, 7.75%, 9/1/2022		165,000	168,300
144A, 9.375%, 5/1/2020		145,000	158,050
EV Energy Partners LP, 8.0%, 4/15/2019		1,595,000	1,654,812
Frontier Oil Corp., 6.875%, 11/15/2018		630,000	670,950
Genesis Energy LP, 7.875%, 12/15/2018		440,000	466,400
Halcon Resources Corp., 144A, 9.75%, 7/15/2020		295,000	301,638
Holly Energy Partners LP, 144A, 6.5%, 3/1/2020		205,000	215,250
Kodiak Oil & Gas Corp., 144A, 8.125%, 12/1/2019		300,000	318,000
Linn Energy LLC:
144A, 6.25%, 11/1/2019		815,000	810,925
144A, 6.5%, 5/15/2019		240,000	240,000
MarkWest Energy Partners LP, 5.5%, 2/15/2023		480,000	502,800
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		760,000	811,300
144A, 6.5%, 3/15/2021		435,000	465,450
Midstates Petroleum Co., Inc., 144A, 10.75%, 10/1/2020 (b)		370,000	385,725
Newfield Exploration Co., 5.75%, 1/30/2022		770,000	860,475
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		1,010,000	1,040,300
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		300,000	316,500
7.25%, 2/1/2019		715,000	766,837
Offshore Group Investments Ltd., 11.5%, 8/1/2015		115,000	127,075
OGX Austria GmbH, 144A, 8.375%, 4/1/2022		320,000	278,400
Peabody Energy Corp.:
144A, 6.0%, 11/15/2018		255,000	255,000
144A, 6.25%, 11/15/2021		295,000	293,525
Plains Exploration & Production Co.:
6.125%, 6/15/2019		430,000	433,225
6.75%, 2/1/2022		975,000	989,625
Sabine Pass LNG LP, 7.5%, 11/30/2016		565,000	610,200
SandRidge Energy, Inc., 7.5%, 3/15/2021		240,000	247,200
SESI LLC:
6.375%, 5/1/2019		440,000	470,800
7.125%, 12/15/2021		1,280,000	1,414,400
Swift Energy Co., 7.875%, 3/1/2022		785,000	839,950
Tesoro Corp.:
4.25%, 10/1/2017		400,000	412,000
5.375%, 10/1/2022		280,000	288,400
Tesoro Logistics LP, 144A, 5.875%, 10/1/2020		185,000	189,625
Venoco, Inc., 8.875%, 2/15/2019		560,000	487,200
WPX Energy, Inc.:
5.25%, 1/15/2017		845,000	912,600
6.0%, 1/15/2022		620,000	666,500
			32,313,544
Financials 21.1%
AerCap Aviation Solutions BV, 144A, 6.375%, 5/30/2017		1,300,000	1,365,000
Ally Financial, Inc.:
5.5%, 2/15/2017		700,000	731,698
6.25%, 12/1/2017		7,000,000	7,571,095
AmeriGas Finance LLC:
6.75%, 5/20/2020		200,000	213,500
7.0%, 5/20/2022		200,000	215,500
Antero Resources Finance Corp.:
7.25%, 8/1/2019		540,000	584,550
9.375%, 12/1/2017		225,000	248,625
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		920,200	975,412
Banco Bradesco SA, 144A, 5.75%, 3/1/2022		1,355,000	1,443,075
CIT Group, Inc., 5.25%, 3/15/2018		1,045,000	1,120,762
DPL, Inc., 144A, 6.5%, 10/15/2016		2,395,000	2,628,512
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		750,000	826,875
E*TRADE Financial Corp.:
6.75%, 6/1/2016		680,000	715,700
7.875%, 12/1/2015		2,000,000	2,037,500
12.5%, 11/30/2017		3,095,000	3,516,694
Fibria Overseas Finance Ltd., 144A, 6.75%, 3/3/2021		220,000	234,850
Ford Motor Credit Co., LLC:
5.0%, 5/15/2018		780,000	851,544
5.875%, 8/2/2021		560,000	633,562
6.625%, 8/15/2017		1,000,000	1,159,916
8.7%, 10/1/2014		2,000,000	2,270,306
Fresenius Medical Care U.S. Finance II, Inc.:
144A, 5.625%, 7/31/2019		405,000	431,325
144A, 5.875%, 1/31/2022		355,000	379,850
Fresenius Medical Care U.S. Finance, Inc.:
144A, 5.75%, 2/15/2021		235,000	251,450
144A, 6.5%, 9/15/2018		210,000	236,775
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		175,000	178,063
8.875%, 2/1/2018		4,720,000	4,849,800
International Lease Finance Corp.:
5.75%, 5/15/2016		205,000	217,350
6.25%, 5/15/2019		510,000	548,250
8.625%, 1/15/2022		565,000	682,237
8.75%, 3/15/2017		1,840,000	2,152,800
Level 3 Financing, Inc.:
144A, 7.0%, 6/1/2020		445,000	449,450
8.125%, 7/1/2019		375,000	398,438
8.625%, 7/15/2020		295,000	318,600
MPT Operating Partnership LP, (REIT):
6.375%, 2/15/2022		335,000	355,100
6.875%, 5/1/2021		550,000	599,500
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		305,000	324,825
144A, 5.875%, 3/15/2022		505,000	540,350
Nielsen Finance LLC, 144A, 4.5%, 10/1/2020 (b)		280,000	278,250
NII Capital Corp., 7.625%, 4/1/2021		375,000	298,125
Odebrecht Finance Ltd., 144A, 6.0%, 4/5/2023		800,000	888,000
Pinnacle Foods Finance LLC, 9.25%, 4/1/2015		730,000	746,425
Reynolds Group Issuer, Inc.:
144A, 5.75%, 10/15/2020		745,000	745,000
8.5%, 5/15/2018		3,715,000	3,770,725
9.875%, 8/15/2019		115,000	122,331
Sable International Finance Ltd., 144A, 8.75%, 2/1/2020		200,000	223,000
Schaeffler Finance BV:
144A, 7.75%, 2/15/2017		755,000	834,275
144A, 7.75%, 2/15/2017 EUR		400,000	569,920
144A, 8.5%, 2/15/2019		315,000	352,800
144A, 8.75%, 2/15/2019 EUR		195,000	283,161
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		210,000	212,625
Sky Growth Acquisition Corp., 144A, 7.375%, 10/15/2020		325,000	326,625
Tronox Finance LLC, 144A, 6.375%, 8/15/2020		470,000	474,700
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		345,000	361,388
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		405,000	440,437
UR Merger Sub Corp.:
144A, 5.75%, 7/15/2018		690,000	728,812
144A, 7.375%, 5/15/2020		565,000	607,375
144A, 7.625%, 4/15/2022		565,000	618,675
10.875%, 6/15/2016		1,145,000	1,273,812
Wind Acquisition Finance SA, 144A, 7.25%, 2/15/2018		685,000	650,750
			57,066,050
Health Care 6.0%
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		955,000	1,012,300
Biomet, Inc.:
144A, 6.5%, 8/1/2020		655,000	678,744
144A, 6.5%, 10/1/2020 (b)		655,000	641,900
Community Health Systems, Inc.:
5.125%, 8/15/2018		2,160,000	2,241,000
7.125%, 7/15/2020		760,000	810,825
HCA Holdings, Inc., 7.75%, 5/15/2021		1,275,000	1,389,750
HCA, Inc.:
5.875%, 3/15/2022		500,000	541,875
6.5%, 2/15/2020		2,155,000	2,397,437
7.5%, 2/15/2022		1,615,000	1,828,988
7.875%, 2/15/2020		2,110,000	2,371,112
Hologic, Inc., 144A, 6.25%, 8/1/2020		385,000	408,100
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		295,000	323,025
STHI Holding Corp., 144A, 8.0%, 3/15/2018		325,000	346,125
Tenet Healthcare Corp., 6.25%, 11/1/2018		1,200,000	1,323,000
			16,314,181
Industrials 12.6%
Accuride Corp., 9.5%, 8/1/2018		6,000,000	6,165,000
Aguila 3 SA, 144A, 7.875%, 1/31/2018		920,000	966,000
Air Lease Corp.:
144A, 4.5%, 1/15/2016		185,000	185,000
144A, 5.625%, 4/1/2017		850,000	867,000
BE Aerospace, Inc., 6.875%, 10/1/2020		6,910,000	7,670,100
Belden, Inc., 144A, 5.5%, 9/1/2022		660,000	674,850
Bombardier, Inc., 144A, 5.75%, 3/15/2022		600,000	615,000
Briggs & Stratton Corp., 6.875%, 12/15/2020		370,000	403,300
Building Materials Corp. of America, 144A, 7.5%, 3/15/2020		6,000,000	6,570,000
Casella Waste Systems, Inc., 7.75%, 2/15/2019		820,000	803,600
Cenveo Corp., 8.875%, 2/1/2018		620,000	587,450
CHC Helicopter SA, 9.25%, 10/15/2020		885,000	909,337
Ducommun, Inc., 9.75%, 7/15/2018		320,000	337,600
DynCorp International, Inc., 10.375%, 7/1/2017		1,500,000	1,293,750
Florida East Coast Railway Corp., 8.125%, 2/1/2017		435,000	457,838
General Cable Corp., 144A, 5.75%, 10/1/2022		370,000	375,550
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		535,000	579,806
7.125%, 3/15/2021		110,000	118,388
Interline Brands, Inc., 7.5%, 11/15/2018		200,000	216,500
Iron Mountain, Inc., 5.75%, 8/15/2024		670,000	671,675
Navios Maritime Holdings, Inc.:
8.125%, 2/15/2019		770,000	694,925
8.875%, 11/1/2017		815,000	836,394
144A, 8.875%, 11/1/2017		220,000	223,575
Ply Gem Industries, Inc., 144A, 9.375%, 4/15/2017		160,000	160,800
Sabre, Inc., 144A, 8.5%, 5/15/2019		280,000	287,700
Spirit AeroSystems, Inc., 6.75%, 12/15/2020		955,000	1,040,950
Welltec AS, 144A, 8.0%, 2/1/2019		200,000	208,000
			33,920,088
Information Technology 7.4%
Avaya, Inc., 144A, 7.0%, 4/1/2019		1,605,000	1,492,650
CDW LLC, 8.5%, 4/1/2019		3,210,000	3,490,875
CommScope, Inc., 144A, 8.25%, 1/15/2019		940,000	1,015,200
eAccess Ltd., 144A, 8.25%, 4/1/2018		315,000	286,650
Equinix, Inc.:
7.0%, 7/15/2021		440,000	492,800
8.125%, 3/1/2018		230,000	255,300
Fidelity National Information Services, Inc.:
5.0%, 3/15/2022		205,000	211,663
7.625%, 7/15/2017		105,000	114,975
First Data Corp.:
144A, 6.75%, 11/1/2020		1,305,000	1,296,844
144A, 7.375%, 6/15/2019		475,000	489,844
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		1,995,000	2,169,562
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		850,000	909,500
7.625%, 6/15/2021		435,000	481,762
Jabil Circuit, Inc., 5.625%, 12/15/2020		3,750,000	4,012,500
NCR Corp., 144A, 5.0%, 7/15/2022		185,000	186,850
Nuance Communications, Inc., 144A, 5.375%, 8/15/2020		335,000	345,888
Sanmina-SCI Corp., 144A, 7.0%, 5/15/2019		230,000	232,300
Seagate HDD Cayman, 7.0%, 11/1/2021		135,000	144,450
Sensata Technologies BV, 144A, 6.5%, 5/15/2019		555,000	592,462
SunGard Data Systems, Inc., 10.25%, 8/15/2015		1,600,000	1,640,000
ViaSat, Inc., 6.875%, 6/15/2020		100,000	103,000
			19,965,075
Materials 11.9%
APERAM:
144A, 7.375%, 4/1/2016		405,000	346,275
144A, 7.75%, 4/1/2018		495,000	405,900
Berry Plastics Corp.:
8.25%, 11/15/2015		1,225,000	1,281,656
9.75%, 1/15/2021		1,290,000	1,470,600
Beverage Packaging Holdings Luxembourg II SA, 144A, 8.0%, 12/15/2016	EUR	1,910,000	2,426,832
Continental Rubber of America Corp., 144A, 4.5%, 9/15/2019		295,000	301,343
Crown Americas LLC, 6.25%, 2/1/2021		105,000	117,075
Essar Steel Algoma, Inc.:
144A, 9.375%, 3/15/2015		3,345,000	3,186,112
144A, 9.875%, 6/15/2015		195,000	154,538
Exopack Holding Corp., 10.0%, 6/1/2018		435,000	417,600
FMG Resources August 2006 Pty Ltd.:
144A, 6.0%, 4/1/2017		605,000	562,650
144A, 6.875%, 4/1/2022		435,000	398,025
144A, 7.0%, 11/1/2015		715,000	711,425
144A, 8.25%, 11/1/2019		520,000	504,400
Huntsman International LLC, 8.625%, 3/15/2020		585,000	661,050
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		1,395,000	1,367,100
Ineos Finance PLC, 144A, 9.0%, 5/15/2015		3,250,000	3,436,875
JMC Steel Group, 144A, 8.25%, 3/15/2018		325,000	331,500
Kaiser Aluminum Corp., 8.25%, 6/1/2020		490,000	529,200
KGHM International Ltd., 144A, 7.75%, 6/15/2019		1,180,000	1,215,400
Koppers, Inc., 7.875%, 12/1/2019		750,000	823,125
Kraton Polymers LLC, 6.75%, 3/1/2019		400,000	412,000
Longview Fibre Paper & Packaging, Inc., 144A, 8.0%, 6/1/2016		320,000	333,600
LyondellBasell Industries NV:
5.0%, 4/15/2019		615,000	653,438
6.0%, 11/15/2021		200,000	228,000
Molycorp, Inc., 144A, 10.0%, 6/1/2020		385,000	381,150
Novelis, Inc.:
8.375%, 12/15/2017		1,595,000	1,742,537
8.75%, 12/15/2020		1,550,000	1,716,625
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		3,135,000	3,597,412
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		610,000	643,550
Polymer Group, Inc., 7.75%, 2/1/2019		590,000	628,350
Vulcan Materials Co., 6.5%, 12/1/2016		1,105,000	1,212,738
			32,198,081
Telecommunication Services 19.2%
Cincinnati Bell, Inc., 8.25%, 10/15/2017		5,575,000	5,951,312
CPI International, Inc., 8.0%, 2/15/2018		500,000	476,250
Cricket Communications, Inc.:
7.75%, 10/15/2020		4,005,000	3,904,875
10.0%, 7/15/2015		1,000,000	1,052,500
Digicel Group Ltd.:
144A, 8.25%, 9/30/2020		755,000	792,750
144A, 10.5%, 4/15/2018		1,170,000	1,272,375
Digicel Ltd.:
144A, 7.0%, 2/15/2020		200,000	204,000
144A, 8.25%, 9/1/2017		835,000	901,800
Frontier Communications Corp.:
7.125%, 1/15/2023		705,000	733,200
8.5%, 4/15/2020		1,900,000	2,147,000
Intelsat Jackson Holdings SA:
7.25%, 10/15/2020		5,000,000	5,387,500
7.5%, 4/1/2021		1,640,000	1,775,300
8.5%, 11/1/2019		1,100,000	1,243,000
Intelsat Luxembourg SA, 11.5%, 2/4/2017 (PIK)		3,191,718	3,383,221
Level 3 Communications, Inc., 144A, 8.875%, 6/1/2019		55,000	57,750
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		3,000,000	3,142,500
7.875%, 9/1/2018		835,000	901,800
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015		519,000	520,946
SBA Communications Corp., 144A, 5.625%, 10/1/2019		370,000	376,475
Sprint Nextel Corp.:
6.0%, 12/1/2016		3,710,000	3,821,300
9.125%, 3/1/2017		295,000	334,088
Syniverse Holdings, Inc., 9.125%, 1/15/2019		255,000	274,125
Telesat Canada, 144A, 6.0%, 5/15/2017		495,000	514,800
tw telecom Holdings, Inc., 144A, 5.375%, 10/1/2022 (b)		205,000	209,100
West Corp., 7.875%, 1/15/2019		155,000	159,650
Windstream Corp.:
7.5%, 6/1/2022		315,000	333,900
7.5%, 4/1/2023		160,000	167,200
7.75%, 10/15/2020		355,000	380,738
8.125%, 9/1/2018		10,500,000	11,340,000
Zayo Group LLC, 8.125%, 1/1/2020		200,000	218,500
			51,977,955
Utilities 4.3%
AES Corp.:
7.75%, 10/15/2015		1,930,000	2,180,900
8.0%, 10/15/2017		2,200,000	2,541,000
Calpine Corp., 144A, 7.875%, 7/31/2020		3,395,000	3,709,038
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		1,065,000	633,675
Energy Future Intermediate Holding Co., LLC, 10.0%, 12/1/2020		130,000	146,250
IPALCO Enterprises, Inc., 5.0%, 5/1/2018		1,290,000	1,351,270
NRG Energy, Inc.:
7.625%, 1/15/2018		380,000	411,350
8.25%, 9/1/2020		580,000	632,200
			11,605,683
Total Corporate Bonds (Cost $323,688,036)			338,359,963

Government & Agency Obligation 0.5%
Sovereign Bonds
Republic of Croatia, 144A, 6.25%, 4/27/2017 (Cost $1,114,087)		1,120,000	1,212,400

Loan Participations and Assignments 17.7%
Senior Loans*
Burger King Corp., Term Loan B, LIBOR plus 2.75%, 9/27/2019		280,000	280,910
Caesars Entertainment Operating Co., Term Loan B6, 5.467%, 1/26/2018		597,000	544,019
Clear Channel Communication, Inc., Term Loan B, 3.866%, 1/28/2016		477,436	391,827
Crown Castle International Corp., Term Loan B, 4.0%, 1/31/2019		4,900,600	4,919,247
Cumulus Media Holdings, Inc., Second Lien Term Loan, 7.5%, 9/16/2019		605,000	613,167
Del Monte Foods Co., Term Loan, 4.5%, 3/8/2018		1,946,281	1,949,405
First Data Corp.:
Term Loan, LIBOR plus 2.75%, 9/24/2014		1,550,000	1,549,713
Term Loan B, 4.217%, 3/23/2018		3,987,082	3,803,496
Term Loan, 5.217%, 3/24/2017		1,825,000	1,804,241
Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/2019		4,770,000	4,823,662
Ineos U.S. Finance LLC, 6 Year Term Loan, 6.5%, 5/4/2018		1,631,800	1,651,178
Kabel Deutschland GmbH, Term Loan F, 4.25%, 2/1/2019		4,967,730	4,991,550
Lord & Taylor Holdings LLC, Term Loan B, 5.75%, 1/11/2019		826,286	834,033
MetroPCS Wireless, Inc., Term Loan B3, 4.0%, 3/16/2018		1,381,491	1,385,808
NRG Energy, Inc., Term Loan B, LIBOR plus 3.0%, 7/2/2018		1,130,000	1,137,255
PETCO Animal Supplies, Inc., Term Loan, 4.5%, 11/24/2017		774,200	778,861
Pilot Travel Centers LLC:
Term Loan B, 4.25%, 3/30/2018		550,000	552,475
Term Loan B2, 4.25%, 8/7/2019		2,955,000	2,979,009
Pinnacle Foods Finance LLC, Term Loan F, 4.75%, 10/17/2018		1,107,225	1,110,691
Samson Investment Co., Second Lien Term Loan, 6.0%, 9/13/2018		2,215,000	2,232,078
Sealed Air Corp., Term Loan B, 4.75%, 10/3/2018		764,400	770,469
Tomkins LLC, Term Loan B, 4.25%, 9/29/2016		4,224,788	4,249,418
Univision Communications, Inc., Term Loan, 4.466%, 3/31/2017		747,489	740,014
Volume Services America, Inc., Term Loan A, 10.0%, 9/16/2015		2,212,500	2,218,031
Warner Chilcott Co., LLC, Term Loan B2, 4.25%, 3/15/2018		304,030	305,100
Warner Chilcott Corp., Term Loan B1, 4.25%, 3/15/2018		838,975	841,929
WC Luxco S.a.r.l., Term Loan B3, 4.25%, 3/15/2018		418,041	419,512
Total Loan Participations and Assignments (Cost $47,457,763)			47,877,098

Convertible Bond 0.1%
Industrials
Meritor, Inc., Step-down Coupon, 4.625% to 3/1/2016, 0% to 3/1/2026 (Cost $105,693)		120,000	107,325

	Shares	Value ($)

Preferred Stock 0.1%
Financials
Ally Financial, Inc., 144A, 7.0% (Cost $363,000)	400	374,212

Cash Equivalents 0.9%
Central Cash Management Fund, 0.15% (c) (Cost $2,486,189)	2,486,189	2,486,189

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $375,214,768)†	144.6	390,417,187
Notes Payable	(42.2)	(114,000,000)
Other Assets and Liabilities, Net	(2.4)	(6,351,747)
Net Assets	100.0	270,065,440

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of September 30, 2012.

† The cost for federal income tax purposes was $375,214,768. At September 30, 2012, net unrealized appreciation for all securities based on tax cost was $15,202,419. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,705,358 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,502,939.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued security.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

At September 30, 2012, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (d)		Fixed Cash Flows Received	Underlying Debt Obligations/Quality Rating (e)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
12/20/2011 3/20/2017	705,000	1	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB-	79,743	26,558	53,185

(d) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(e) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparty:

1 Credit Suisse

As of September 30, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	100,030	EUR	77,800	10/12/2012	8	JPMorgan Chase Securities, Inc.
EUR	29,000	USD	37,980	10/12/2012	691	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					699

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	5,835,900	USD	7,336,257	10/12/2012	(167,698)	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosure regarding credit default swaps and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (f)
Corporate Bonds	$—	$338,359,963	$—	$338,359,963
Government & Agency Obligations	—	1,212,400	—	1,212,400
Loan Participations and Assignments	—	47,877,098	—	47,877,098
Convertible Bond	—	107,325	—	107,325
Preferred Stock	—	374,212	—	374,212
Short-Term Investments	2,486,189	—	—	2,486,189
Derivatives (g)	—	53,884	—	53,884
Total	$2,486,189	$387,984,882	$—	$390,471,071
Liabilities
Derivatives (g)	$—	$(167,698)	$—	$(167,698)
Total	$—	$(167,698)	$—	$(167,698)

There have been no transfers between fair value measurement levels during the year ended September 30, 2012.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $372,728,579)	$387,930,998
Investment in Central Cash Management Fund (cost $2,486,189)	2,486,189
Total investments in securities, at value (cost $375,214,768)	390,417,187
Cash	72,670
Foreign currency, at value (cost $9)	9
Receivable for investments sold	917,983
Receivable for investments sold — when-issued securities	1,650,430
Interest receivable	7,544,969
Unrealized appreciation on swap contracts	53,185
Unrealized appreciation on forward foreign currency exchange contracts	699
Upfront payments paid on swap contracts	26,558
Foreign taxes recoverable	22,100
Total assets	$400,705,790
Liabilities
Payable for investments purchased	11,766,986
Payable for investments purchased — when-issued securities	4,162,490
Notes payable	114,000,000
Interest on notes payable	34,590
Unrealized depreciation on forward foreign currency exchange contracts	167,698
Accrued management fee	268,122
Accrued Directors' fees	1,845
Other accrued expenses and payables	238,619
Total liabilities	130,640,350
Net assets, at value	$270,065,440
Net Assets Consist of
Undistributed net investment income	974,621
Net unrealized appreciation (depreciation) on: Investments	15,202,419
Swap contracts	53,185
Foreign currency	(162,807)
Accumulated net realized gain (loss)	(606,716,043)
Cost of 9,314,512 shares held in Treasury	(135,915,749)
Paid-in capital	996,629,814
Net assets, at value	$270,065,440
Net Asset Value
Class A Net Asset Value per share ($270,065,440 ÷ 16,850,701 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$16.03

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended September 30, 2012
Investment Income
Interest	$26,376,848
Income distributions — Central Cash Management Fund	8,470
Total income	26,385,318
Expenses: Management fee	3,676,585
Administration fee	367,659
Services to shareholders	1,422
Custodian fee	29,183
Professional fees	63,278
Reports to shareholders	42,981
Directors' fees and expenses	17,394
Interest expense	1,653,326
Stock exchange listing fees	23,741
Other	63,007
Total expenses before expense reductions	5,938,576
Expense reductions	(551,488)
Total expenses after expense reductions	5,387,088
Net investment income	20,998,230
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(2,512,890)
Swap contracts	18,506
Foreign currency	592,154
(1,902,230)
Change in net unrealized appreciation (depreciation) on: Investments	39,125,010
Swap contracts	53,185
Foreign currency	(272,499)
38,905,696
Net gain (loss)	37,003,466
Net increase (decrease) in net assets resulting from operations	$58,001,696

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended September 30, 2012
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$58,001,696
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(157,896,506)
Net purchases, sales and maturities of short-term investments	1,613,935
Net amortization/accretion of premium (discount)	1,121,659
Proceeds from sales and maturities of long-term investments	129,614,597
(Increase) decrease in receivable for investments and when-issued securities sold	(2,334,692)
(Increase) decrease in interest receivable	601,987
(Increase) decrease in other assets	14,928
Increase (decrease) in interest on notes payable	441
Increase (decrease) in payable for investments and when-issued securities purchased	11,389,116
(Increase) decrease in upfront payments paid/received on credit default swap contracts	(26,558)
Increase (decrease) in other accrued expenses and payables	(88,114)
Change in unrealized (appreciation) depreciation on investments	(39,125,010)
Change in unrealized (appreciation) depreciation on swaps	(53,185)
Change in net unrealized (appreciation) depreciation on forward foreign currency exchange contracts	281,027
Net realized (gain) loss from investments	2,512,890
Cash provided (used) by operating activities	$5,628,211
Cash Flows from Financing Activities
Net increase (decrease) in notes payable	16,000,000
Distributions paid (net of reinvestment of distributions)	(22,321,778)
Cash provided (used) for financing activities	(6,321,778)
Increase (decrease) in cash	(693,567)
Cash at beginning of period (including foreign currency)	766,246
Cash at end of period (including foreign currency)	$72,679
Supplemental Disclosure
Reinvestment of distributions	151,320
Interest paid on notes	(1,652,885)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$20,998,230	$22,811,682
Net realized gain (loss)	(1,902,230)	(83,714,607)
Change in net unrealized appreciation (depreciation)	38,905,696	67,530,934
Net increase (decrease) in net assets resulting from operations	58,001,696	6,628,009
Distributions to shareholders from: Net investment income	(22,473,098)	(25,724,865)
Total distributions	(22,473,098)	(25,724,865)
Fund share transactions: Reinvestment of distributions	151,320	—
Cost of shares tendered	—	(91,827,570)
Cost of shares repurchased	—	(19,834,658)
Net increase (decrease) in net assets from Fund share transactions	151,320	(111,662,228)
Increase (decrease) in net assets	35,679,918	(130,759,084)
Net assets at beginning of period	234,385,522	365,144,606
Net assets at end of period (including undistributed net investment income of $974,621 and $1,838,829, respectively)	$270,065,440	$234,385,522
Other Information
Shares outstanding at beginning of period	16,841,021	24,293,008
Shares reinvested	9,680	—
Shares tendered	—	(6,073,252)
Shares repurchased	—	(1,378,735)
Shares outstanding at end of period	16,850,701	16,841,021

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended September 30,
	2012		2011		2010		2009	e	2008	e
Selected Per Share Data
Net asset value, beginning of period	$13.92		$15.03		$13.58		$20.67		$35.83
Income (loss) from investment operations: Net investment incomea	1.25		1.25		1.03		1.16		2.86
Net realized and unrealized gain (loss)	2.19		(1.09)		1.19		(6.79)		(14.86)
Total from investment operations	3.44		.16		2.22		(5.63)		(12.00)
Less distributions from: Net investment income	(1.33)		(1.42)		(.88)		(1.42)		(3.18)
Return of capital	—		—		—		(.06)		—
Total distributions	(1.33)		(1.42)		(.88)		(1.48)		(3.18)
NAV accretion resulting from repurchases of shares and shares tendered at a discount to NAVa	—		.15		.11		.02		.02
Net asset value, end of period	$16.03		$13.92		$15.03		$13.58		$20.67
Market value, end of period	$15.97		$13.07		$13.40		$11.18		$16.60
Total Return
Based on net asset value (%)b	25.73	c	2.16	c	18.67	c	(22.28)		(34.70)
Based on market value (%)b	33.41		7.66		28.42		(20.29)		(37.47)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	270		234		365		350		539
Ratio of expenses before fee reductions (including interest expense and dividend expense for securities sold short) (%)f	2.30		2.52		1.64		2.42		2.63
Ratio of expenses after fee reductions (including interest expense and dividend expense for securities sold short) (%)f	2.08		2.31		1.50		2.42		2.63
Ratio of expenses after fee reductions (excluding interest expense and dividend expense for securities sold short) (%)f	1.44		1.68		1.24		1.54		1.47
Ratio of net investment income (%)	8.12		8.08		7.18		10.40		9.23
Portfolio turnover rate (%)	36		134		154		27		75
Total debt outstanding, end of period ($ thousands)	114,000		98,000		50,000		15,000		266,000
Asset coverage per $1,000 of debtd	3,369		3,392		8,303		24,362		3,026

a Based on average shares outstanding during the period.
b Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
c Total return would have been lower had certain fees not been reduced.
d Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
e Per share data, including the proportionate impact to market price, have been restated to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009.
f Prior to November 5, 2010, the Fund utilized short sales as part of the hedge strategy that sought to provide returns that were uncorrelated with the market.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS High Income Opportunities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as a closed-end management investment company organized as a Maryland corporation. As of September 30, 2012, the Fund was non-diversified under the 1940 Act. Effective as of November 11, 2012, pursuant to applicable provisions of the 1940 Act and rules thereunder, the Fund's diversification sub-classification changed from non-diversified to diversified.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board-approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2012, the Fund had a net tax basis capital loss carryforward of approximately $511,896,000 of pre-enactment, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2016 ($58,426,000), September 30, 2017 ($198,233,000), September 30, 2018 ($243,689,000) and September 30, 2019 ($11,548,000), the respective expiration dates, whichever occurs first; and approximately $94,820,000 of post-enactment long-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and forward foreign currency commitments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$860,807
Capital loss carryfowards	$(606,716,000)
Net unrealized appreciation (depreciation) on investments	$15,202,419

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2012	2011
Distributions from ordinary income*	$22,473,098	$25,724,865

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash and foreign currency position at the Fund's custodian bank at September 30, 2012.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended September 30, 2012, the Fund sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. As a buyer in the credit default swap contract, the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This is achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of September 30, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2012, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $705,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2012, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $6,332,000 to $7,773,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $143,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$53,185	$53,185
Foreign Exchange Contracts (b)	699	—	699
	$699	$53,185	$53,884

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on swap contracts

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$(167,698)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$18,506	$18,506
Foreign Exchange Contracts (b)	667,729	—	667,729
	$667,729	$18,506	$686,235

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$53,185	$53,185
Foreign Exchange Contracts (b)	(281,027)	—	(281,027)
	$(281,027)	$53,185	$(227,842)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended September 30, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $157,896,506 and $129,614,597, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. Until September 30, 2012, the contractual management fee payable under the Investment Management Agreement was equal to an annual rate of 1.00% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the common shares plus the principal amount of any borrowings.

For the period from October 1, 2011 through September 30, 2012, the Advisor contractually agreed to waive a portion of its management fee in the amount of 0.15% of the Fund's average daily managed assets.

Accordingly, for the year ended September 30, 2012, the fee pursuant to the Investment Management Agreement aggregated $3,676,585, of which $551,488 was waived, resulting in an annual effective rate of 0.85% of the Fund's average daily managed assets.

Effective October 1, 2012, the contractual management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average daily managed assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. For the year ended September 30, 2012, the Administration Fee was $367,659, of which $31,544 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent and dividend-paying agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2012, the amount charged to the Fund by DISC aggregated $319, of which $75 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,266, of which $9,417 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Borrowings

The Fund has a secured line of credit with a commercial bank with a commitment amount up to $125,000,000 with a maturity date of September 23, 2013. The note bears interest at the higher of either the Overnight Federal Funds rate, the Overnight LIBOR rate or the LIBOR Term Rate, plus 1.05%. At September 30, 2012, this was 1.42%. A commitment fee on the unused portion of the facility is charged to the Fund and is included with "interest expense" in the Statement of Operations.

At September 30, 2012, the Fund had a notes payable outstanding of $114,000,000. The weighted average outstanding daily balance of all loans during the year ended September 30, 2012 was approximately $108,626,000, with a weighted average annual borrowing cost of 1.52%. The borrowings were valued at cost, which approximates fair value.

Leverage involves risks and special considerations for the Fund's stockholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on such borrowings will reduce the return to stockholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

Changes in the value of the Fund's portfolio will be borne by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to meet payment obligations on borrowings to comply with asset coverage or other restrictions imposed by the lender. The Fund is subject to certain restrictions on its investments including asset coverage and portfolio composition requirements, under the terms of the credit facility. Such restrictions and covenants contained in the credit facility impose asset coverage and portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

During periods in which the Fund is using leverage, the fees received by the Advisor for investment management and advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total managed assets, including proceeds from the use of leverage.

There is no assurance that the Fund's leveraging strategy will be successful.

G. Share Repurchases

The Board of Directors previously authorized the Fund to effect periodic repurchases for up to 5% of its shares in the open market from time to time during each of the periods from December 1, 2009 through November 30, 2010, separately from December 1, 2010 through November 30, 2011 and separately from December 1, 2011 through November 30, 2012, when the Fund's shares traded at a discount to their net asset value. During the year ended September 30, 2011, the Fund purchased 26,080 shares of common stock on the open market at a total cost of $343,845 ($13.18 average per share). The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was approximately 8.6%. There were no share repurchases for the year ended September 30, 2012 under these programs.

In addition, the Board of Directors has authorized the Fund to effect periodic repurchases for up to 5% of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value during the period from December 1, 2012 through November 30, 2013.

On October 4, 2010, the Fund announced that the Board has also approved an enhancement to the current program for the Fund to purchase its own shares on the open market, which was in effect from December 1, 2010 until May 31, 2011. Under the enhanced program, during times when the Fund's common shares were trading on the NYSE at a discount to net asset value per share in excess of 5%, the Fund repurchased up to a maximum of 2% of its total outstanding common shares per month. This enhanced repurchase program was in addition to the above-referenced one-year extension of the Fund's existing repurchase program, under which the Fund was permitted to purchase an aggregate of up to 5% of its outstanding shares over the period from December 1, 2010 until November 30, 2011. During the year ended September 30, 2011, the Fund purchased 1,352,655 shares of common stock on the open market at a total cost of $19,490,813 ($14.41 average per share) under this enhanced repurchase program. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase was approximately 7.8%.

H. Tender Offer

On October 4, 2010, the Fund announced that its Board of Directors had authorized the Fund to conduct an issuer self-tender offer to purchase up to 25% of its outstanding common shares for cash at a price per share equal to 99% of its NAV as of the close of trading on the NYSE on the day after the date on which the offer expired. The offer commenced on October 22, 2010 and expired on November 19, 2010. The Fund accepted 6,073,252 tendered shares at a price equal to 99% of the net asset value per share as of the close of the regular trading session of the New York Stock Exchange on November 22, 2010. Approximately 11,332,261 shares of common stock, or approximately 47% of the fund's common stock outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 54% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $15.12 per share, which was equal to 99% of the Fund's net asset value per share on November 22, 2010.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS High Income Opportunities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of DWS High Income Opportunities Fund, Inc. (the "Fund"), including the investment portfolio, as of September 30, 2012, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS High Income Opportunities Fund, Inc. at September 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 26, 2012

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Other Information

Diversification Sub-Classification Change. Effective as of November 11, 2012, pursuant to applicable provisions of the 1940 Act and rules thereunder, the Fund's diversification sub-classification changed from non-diversified to diversified. Since the Fund has operated as a diversified investment company at all times since at least November 11, 2009, it is no longer permitted to operate as non-diversified without shareholder approval.

Stockholder Meeting Results (Unaudited)

The Annual Meeting of Stockholders (the "Meeting") of DWS High Income Opportunities Fund, Inc. (the "Fund") was held on September 28, 2012. At the close of business on August 7, 2012, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 16,848,895 shares of the Fund's common stock, each share being entitled to one vote, constituting all of the Fund's outstanding voting securities. At the Meeting, the holders of 16,144,741 shares of the Fund's common stock were represented in person or by proxy, constituting a quorum. The following matter was voted upon by the stockholders of the Fund (the resulting votes are presented below).

1. To elect the following four individuals as Class II Directors of the Fund.

	Number of Votes
	For	Withheld
Keith R. Fox	15,491,005	653,736
Richard J. Herring	15,478,119	666,622
William N. Searcy, Jr.	15,472,140	672,601
Robert H. Wadsworth	15,469,106	675,635

Dividend Reinvestment and Cash Purchase Plan

The Board of Directors of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for shareholders that elect to have all dividends and distributions automatically reinvested in shares of common stock of the Fund (each a "Participant"). Computershare Inc. (the "Plan Agent") has been appointed by the Fund's Board of Directors to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund's Web site at www.dws-investments.com or by calling (800) 349-4281.

Whenever the Fund declares an income dividend or a capital gain distribution payable in common shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gain distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gain distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common stock for the Participant's account. Should the Fund declare an income dividend or capital gain distribution payable only in cash, the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) shall be applied to the purchase on the open market of shares of common stock for the Participant's account. Each Participant, semiannually, also has the option of sending additional funds, in any amount from $100 to $3,000, for the purchase on the open market of shares of common stock for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. Optional cash payments should be made in U.S. dollars and be sent by first-class mail, postage prepaid, to the Fund's transfer agent and dividend-disbursing agent at the following address:

DWS High Income Opportunities Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

210 West 10th Street, Kansas City, MO 64105

(800) 294-4366

Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investment of voluntary cash payments and other open-market purchases may be made on any securities exchange where the shares of common stock are traded, in the OTC market or in negotiated transactions.

A statement reflecting the amount of cash received by the Fund's Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

The reinvestment of dividends and capital gain distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Fund's Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the shareholder would have received if the shareholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the shareholder.

The service fees for handling capital gain distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each optional cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Fund's Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Fund's Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gain distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority and with certain other limited exceptions, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to DWS Investments Service Company at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

Investment Management Agreement Approval

The Board of Directors approved the renewal of DWS High Income Opportunities Fund, Inc.'s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Directors were independent of DWS and its affiliates.

• The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Directors were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Directors that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance was in the 1st quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2011. The Board noted that DWS has made significant changes in the Fund's structure, including repositioning the Fund as a pure high yield fund and transitioning portfolio management to DWS's high yield team in November 2010.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the management fee and administrative services fee are charged on managed assets and the management fees received by DWS will be higher during periods in which the Fund uses leverage. The Board considered that the Fund currently employs leverage through borrowings. The Board noted that the Fund's total (net) operating expenses excluding certain investment related expenses and based on managed assets were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011). The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that, in connection with the 2012 contract renewal process, DWS agreed to reduce the Fund's contractual management fee rate to an annual rate of 0.85% of the Fund's average daily managed assets effective October 1, 2012.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of September 30, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. The Board is divided into three classes of Board Members, Class I, Class II and Class III. At each annual meeting of shareholders of the Trust, the class of Board Members elected at such meeting is elected to hold office until the annual meeting held in the third succeeding year and until the election and qualification of such Board Member's successor, if any, or until such Board Member sooner dies, resigns, retires or is removed. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	103	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company Lafayette Corporate Center 2 Avenue De Lafayette Boston, MA 02111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

NYSE Symbol	DHG
CUSIP Number	23339M204

Notes

Notes

Notes

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DHIOF-2
(R-024419-2 11/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee.  An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the fund’s audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HIGH INCOME OPPORTUNITIES FUND, INC.
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$69,052	$0	$7,425	$0
2011	$67,607	$0	$7,209	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$359,967	$0
2011	$0	$285,550	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$7,425	$359,967	$598,855	$966,247
2011	$7,209	$285,550	$444,562	$737,321

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2011 and 2012 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of William McClayton (Chairman), Keith R. Fox, Kenneth C. Froewiss, Henry P. Becton, Jr., Richard J. Herring and William N. Searcy.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines

I.           INTRODUCTION

Deutsche Asset Management (“AM”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices.  Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”).  These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients.  The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies.  In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company.  This applies in particular to non U.S. fund management companies.  The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.           AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1  As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients.  AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist.  ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions.  Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions.  Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document.  Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.           POLICIES

1.           Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.           The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter.  The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)
adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)
voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.           Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion.  Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records.  The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request.  The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.           PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.           The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters.  The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually.  The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.  Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change.  If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible.  Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.  Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.  Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure.  In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes.  Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.           Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.           Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies.  If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

■	Neither the Guidelines nor specific client instructions cover an issue;

■	ISS does not make a recommendation on the issue;

■
The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity.  In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so.  For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis.  Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities.  Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.  The reasons for not voting any proxy shall be documented.

4.           Conflict of Interest Procedures

A.           Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle.  In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC.  As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank.  Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM.  As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”).  Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance.  They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance.  They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures.  There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC.  Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee.  The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest.  For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue.  GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews.  To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue.  In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions.  If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected  clients, or (ii) in accordance with the standard guidelines.  If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note:  Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance.  Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC.  At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the  AM organization (but within  Deutsche Bank and its affiliates)  or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner;  (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report.  If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients.  These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report.  Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee.  In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members.  The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote.  The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.           Investment Companies and Affiliated Public Companies

Investment Companies.  As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.           Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

•	Code of Business Conduct and Ethics - DB Group;
•	Conflicts of Interest Policy - DB Group;
•	Information Sharing Procedures – DeAM;
•	Code of Ethics - DeAM; and
•	Code of Professional Conduct - US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.           RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

■	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

■	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

–	Analyst worksheets created for stock option plan and share increase analyses.

–	Proxy Edge print-screen of actual vote election.

■
AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

■
The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

■
With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30.  AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;

–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

–	The shareholder meeting date;

–	A brief identification of the matter voted on;

–	Whether the matter was proposed by the issuer or by a security holder;

–	Whether the company cast its vote on the matter;

–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

–	Whether the company cast its vote for or against management.

Note:  This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable Records Management Policy - US.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up.  At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.           THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

1
For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

2
The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair.  AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

3
As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

4
The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote.  Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended April 2012

[GRAPHIC OMITTED]

Table of contents

I	Board Of Directors And Executives

A	Election Of Directors

B	Classified Boards Of Directors

C	Board And Committee Independence

D	Liability And Indemnification Of Directors

E	Qualifications Of Directors

F	Removal Of Directors And Filling Of Vacancies

G	Proposals To Fix The Size Of The Board

H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J	Proposals to Establish Audit Committees

II	Capital Structure

A	Authorization Of Additional Shares

B	Authorization Of “Blank Check” Preferred Stock

C	Stock Splits/Reverse Stock Splits

D	Dual Class/Supervoting Stock

E	Large Block Issuance

F	Recapitalization Into A Single Class Of Stock

G	Share Repurchases

H	Reductions In Par Value

III	Corporate Governance Issues

A	Confidential Voting

B	Cumulative Voting

C	Supermajority Voting Requirements

D	Shareholder Right To Vote

IV	Compensation

A	Establishment of a Remuneration Committee

B	Executive And Director Stock Option Plans

C	Employee Stock Option/Purchase Plans

D	Golden Parachutes

E	Proposals To Limit Benefits Or Executive Compensation

F	Option Expensing

G	Management board election and motion

H	Remuneration (variable pay)

I	Long-term incentive plans

J	Shareholder Proposals Concerning “Pay For Superior Performance”

K	Executive Compensation Advisory

L	Advisory Votes on Executive Compensation

M	Frequency of Advisory Vote on Executive Compensation

V	Anti-Takeover Related Issues

A	Shareholder Rights Plans (“Poison Pills”)

B	Reincorporation

C	Fair-Price Proposals

D	Exemption From State Takeover Laws

E	Non-Financial Effects Of Takeover Bids

VI	Mergers & Acquisitions

VII	Environmental, Social & Governance Issues

A	Principles for Responsible Investment (“PRI”)

B	ESG Issues

C	Labor & Human Rights

D	Diversity & Equality

E	Health & Safety

F	Government/Military

G	Tobacco

VIII	Miscellaneous Items

A	Ratification Of Auditors

B	Limitation Of Non-Audit Services Provided By Independent Auditor

C	Audit Firm Rotation

D	Transaction Of Other Business

E	Motions To Adjourn The Meeting

F	Bundled Proposals

G	Change Of Company Name

H	Proposals Related To The Annual Meeting

I	Reimbursement Of Expenses Incurred From Candidate Nomination

J	Investment Company Proxies

K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies.  As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.           Board of Directors and Executives

A.           Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.           Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.           Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.  However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.           Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.           Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.           Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause.  Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.           Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.           Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale:  Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.           Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale:  We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.           Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.           Capital Structure

A.           Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.           Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.
“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.           Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see Section II.A, above).

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.           Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.           Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.           Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/or management if there is no adverse effect on shareholders.

G.           Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.           Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility).

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.           Corporate Governance Issues

A.           Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.  This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.           Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” management proposals to eliminate it.  The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,

b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.           Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.           Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.           Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval.  These plans typically award cash to executives based on company performance.  Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive.  If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.           Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale:  Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay.  It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.           Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)
The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars).

(2)
The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.           Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.           Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.           Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.           Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.            Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;

•	the election of supervisory board members with too many supervisory board mandates;

•	“automatic” election of former board members into the supervisory board.

Rationale:  Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.           Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale:  Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale:  It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.           Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;

•	establish challenging performance criteria to reward only above average performance;

•	measure performance by total shareholder return in relation to the market or a range of comparable companies;

•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

•	do not allow a repricing of the exercise price in stock option plans.

J.           Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive  compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.           Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

L.           Advisory Votes on Executive Compensation

AM policy is to evaluate Executive Compensation proposals on a case-by-case basis, where locally defined this may be done by incorporating the recommendation of an independent third party proxy research firm. AM will oppose Advisory Votes on Executive Compensation if:

•	there is a significant misalignment between CEO pay and company performance;

•	the company maintains significant problematic pay practices;

•	the board exhibits a significant level of poor communication and responsiveness to shareholders.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to take action on this nonbinding proposal if excessive compensation practices exist.

M.           Frequency of Advisory Vote on Executive Compensation

AM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.           Anti-Takeover Related Issues

A.           Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.           Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis.  The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.           Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.           Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.           Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.           Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.           Environmental, Social & Governance Issues

Environmental, social and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.  Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.           Principles for Responsible Investment

AM policy is to actively engage with companies on ESG issues and participate in ESG   initiatives. In this context, AM (a) votes “for  increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case by case basis, will generally follow management's recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

B.           ESG Issues

AM policy is to vote in line with the CERES recommendation on Environmental matters covered under the CERES Principles, and Social and Sustainability issues not specifically addressed elsewhere in the Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS's predetermined voting guidelines on CERES Principles.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means.  In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: Deutsche Asset Management supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.           Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.           Diversity & Equality

1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.           Health & Safety

1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.           Government/Military

1.
AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.           Tobacco

1.
AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.           Miscellaneous Items

A.           Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.           Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.           Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.           Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.           Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.           Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.           Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.           Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.           Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.           Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.           International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany.  Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The following individual handles the day-to-day management of the Fund.

Gary Russell, CFA, Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 1996 and the Fund in 2010. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

•	Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

•	Head of US High Yield Bonds: New York.

•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Compensation of Portfolio Managers
Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay, which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards.  Variable pay comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase.  The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases.  All variable pay delivered via a long-term incentive award is subject to clawback.
To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•
Other factors (e.g. teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers
The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.   This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Gary Russell	-	$100,001 - $500,000

Conflicts of Interest
In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets.  For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	14	$6,140,091,065	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	3	$680,013,733	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.  The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on  the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•
Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team.  Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor.  In addition, purchases or sales of the same security may be made for two or more clients on the same day.  In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology.  In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.  Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages.  The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.   Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
October 1 through October 31	-	-	-	884,908
November 1 through November 30	-	-	-	884,908
December 1 through December 31	-	-	-	842,051
January 1 through January 31	-	-	-	842,051
February 1 through February 28	-	-	-	842,051
March 1 through March 31	-	-	-	842,051
April 1 through April 30	-	-	-	842,051
May 1 through May 31	-	-	-	842,051
June 1 through June 30	-	-	-	842,051
July 1 through July 31	-	-	-	842,051
August 1 through August 31	-	-	-	842,051
September 1 through September 30	-	-	-	842,051

Total	-	-	-
On September 13, 2010, the Fund announced that the Fund's Board of Directors has extended of the Fund's open market stock repurchase program.  Pursuant to the fund's open market stock repurchase program, the Fund may continue to purchase, at management's discretion, an aggregate of up to 5% (910,988 shares) of the fund's outstanding common shares in open market transactions over a 12-month period from December 1, 2010 until November 30, 2011.  There were no repurchases under this program for the period ended September 30, 2012.

On September 9, 2011, the Fund announced that the Fund's Board of Directors has extended the Fund's existing open-market repurchase program for an additional twelve-month period.  The Fund may continue to effect periodic repurchases, at management's discretion, for up to 5% (842,051 shares) of the fund's outstanding common shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value during the period December 1, 2011 through November 30, 2012.  There were no share repurchases under this program for the period ended September 30, 2012.

In addition, on September 11, 2012, the Fund announced that the Fund's Board of Directors has extended the Fund's existing open-market repurchase program for an additional twelve-month period.  The Fund may continue to effect periodic repurchases, at management's discretion, for up to 5% (842,535 shares) of the fund's outstanding common shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value during the period December 1, 2012 through November 30, 2013.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Opportunities Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 30, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2012